SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number	Identification No.)

6155 El Camino Real, Carlsbad, CA		92009
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code: (760) 476-2200

Item 5. Other Events.
Item 7. Exhibits.
Item 8. Change in Fiscal Year.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 5. Other Events.
Item 7. Exhibits.
Item 8. Change in Fiscal Year
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

This Current Report on Form 8-K is filed by ViaSat, Inc., a Delaware corporation, in connection with the matters described herein.

Item 5. Other Events.

ViaSat entered into an Amended and Restated Revolving Loan Agreement of $20 million with certain banks dated as of December 31, 2002 (the “Restated Loan Agreement”) with a term through September 30, 2003. ViaSat executed Amendment No. 1 to the Restated Loan Agreement dated as of March 26, 2003 to increase to sub-facility for letters of credit. ViaSat executed Amendment No. 2 to the Restated Loan Agreement dated as of March 31, 2003, under which the banks modified certain financial covenants in the Restated Loan Agreement. On August 12, 2003, ViaSat executed Amendment No. 3 to the Restated Loan Agreement, under which the banks (i) increased the credit facility to $30 million, (ii) extended to the term through September 30, 2004, (iii) further increased the sub-facility for letters of credit, and (iv) modified certain financial covenants.

Under the Restated Loan Agreement, as amended, ViaSat has the option to borrow at the bank’s prime rate or at LIBOR plus, in each case, an applicable margin based on the ratio of ViaSat’s total debt to EBITDA (income from operations plus depreciation and amortization). The Restated Loan Agreement contains financial covenants that set maximum debt to EBITDA limits, minimum quarterly EBITDA limits, a minimum quick ratio limit and a minimum tangible net worth limit. The Restated Loan Agreement is collateralized by cash, accounts receivable and inventory of ViaSat.

Attached hereto and incorporated herein by reference as Exhibits 10.1, 10.2, and 10.3 respectively, are copies of (a) Amendment No. 1 to the Restated Loan Agreement, (b) Amendment No. 2 to the Restated Loan Agreement and (c) Amendment No. 3 to the Restated Loan Agreement. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 7. Exhibits.

     (c)  Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1 to Amended and Restated Loan Agreement, dated March 26, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc.

10.2	Amendment No. 2 to Amended and Restated Revolving Loan Agreement, dated March 31, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc. (1)

10.3	Amendment No. 3 to Amended and Restated Loan Agreement, dated August 12, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc. (1)

(1)	Certain portions of this exhibit have been requested to be redacted pursuant to a request for confidential treatment filed by ViaSat, Inc.

Item 8. Change in Fiscal Year.

     On August 12, 2003, the Board of Directors of ViaSat, Inc. approved a change in ViaSat’s fiscal year end from March 31 to a 52/53 week fiscal year ending on the Friday closest to March 31. No transition report is required for this change in fiscal year. ViaSat’s next periodic report will be its Quarterly Report on Form 10-Q for the quarter ended July 4, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003	VIASAT, INC.

By: /s/ Gregory D. Monahan Gregory D. Monahan Vice President-Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1 to Amended and Restated Loan Agreement, dated March 26, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc.

10.2	Amendment No. 2 to Amended and Restated Revolving Loan Agreement, dated March 31, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc. (1)

10.3	Amendment No. 3 to Amended and Restated Loan Agreement, dated August 12, 2003 by and among Union Bank of California, Comerica Bank-California and ViaSat, Inc. (1)

(1)	Certain portions of this exhibit have been requested to be redacted pursuant to a request for confidential treatment filed by ViaSat, Inc.